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                                                      PIONEER

Pioneer
Intermediate Tax-Free
Fund

SEMIANNUAL REPORT 6/30/97

Table of Contents
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Letter from the Chairman                                                       1

Portfolio Summary                                                              2

Performance Update                                                             3

Portfolio Management Discussion                                                6

Schedule of Investments                                                        9

Financial Statements                                                          16

Notes to Financial Statements                                                 22

Report of Independent Public Accountants                                      26

Trustees, Officers and Service Providers                                      27

Program and Services for Pioneer Shareowners                                  28

Pioneer Intermediate Tax-Free Fund

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LETTER FROM THE CHAIRMAN 6/30/97
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

It is with pleasure that I introduce this semiannual report for Pioneer Intermediate Tax-Free Fund, covering the six months ended June 30, 1997.

It was a time of uncertainty for bond investors, and emotions and perceptions seemed to be the primary factors moving the bond market. Corrections in the stock market and an economy that was alternately growing and retreating - depending on how data were interpreted - kept bond investors on the lookout for indications of a trend. Tax-free issues performed better than most other bond sectors, and we are happy to report that your Fund continued to reward shareowners by paying monthly tax-free dividends and generating a positive total return. The questions and answers that follow in the Portfolio Management Discussion provide details of your investment team's strategies and results.

Recently, the stock market has generally outperformed the bond market. We happen to be in the midst of the longest bull market in history, and our concern is that many investors, especially newer ones, see stocks moving only in an upward direction, which will not always be the case. When the stock market slows or retreats, people will be reminded how important it is to diversify among a variety of investments. Intermediate-term municipal bond funds, in addition to providing tax advantages, can be a conservative, effective way to enhance a portfolio's diversity and liquidity. If you haven't taken a look at your portfolio recently, perhaps this is a good time to speak with your investment professional. Varying performance of your investments can change the balance of your portfolio, and you may need to get back on track.

If you have any questions about Pioneer Intermediate Tax-Free Fund, please contact your investment representative, or Pioneer at 1-800-225-6292. Thank you for your continued support.

Respectfully,


/s/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

Pioneer Intermediate Tax-Free Fund

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PORTFOLIO SUMMARY 6/30/97
--------------------------------------------------------------------------------

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

   [The following table was depicted as a Pie Chart in the printed material]

AAA 35%

AA  43%

A   22%


Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

   [The following table was depicted as a Pie Chart in the printed material]

0-2 Years        7%

2-5 Years       14%

5-7 Years       11%

7-10 Years      37%

10-15 Years     25%

15+ Years        6%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

 1. Detroit City School District General Obligation, AMBAC Insured,
      6.5%, 5/1/08                                                         2.44%
 2. Kansas State Department of Transportation, 6.125%, 9/1/09              2.42
 3. Pennsylvania State General Obligation, 6.25%, 7/1/10                   2.41
 4. Connecticut State Special Tax Obligation Revenue, MBIA Insured,
      6.0%, 10/1/06                                                        2.38
 5. Indiana Municipal Power Agency Revenue, 6.0%, 1/1/12                   2.35
 6. State of Texas General Obligation, 5.8%, 10/1/04                       2.34
 7. Grand River Dam Authority Electric Revenue, 5.75%, 6/1/06              2.33
 8. Georgia State General Obligation, 5.5%, 8/1/06                         2.31
 9. University of Maryland Revenue, 5.4%, 4/1/06                           2.28
10. Maine General Obligation, 5.375%, 5/15/06                              2.28

Fund holdings will vary for other periods.

Pioneer Intermediate Tax-Free Fund

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PERFORMANCE UPDATE 6/30/97                                        CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                     6/30/97     12/31/96
                              $10.26      $10.28

Distributions per Share       Income      Short-Term       Long-Term
(12/31/96 - 6/30/97)          Dividends   Capital Gains    Capital Gains
                              $0.222          --                --

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Intermediate Tax-Free Fund at public offering price, compared to the growth of the Lehman Brothers Municipal Bond Index.

Average Annual Total Returns
   (As of June 30, 1997)

            Net Asset  Public Offering
 Period       Value        Price*
 10 Years     7.30%        6.92%
 5 Years      5.39         4.64
 1 Year       5.89         2.16

* Reflects deduction of the maximum 3.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

                       Growth of $10,000

           Date         Pioneer Intermediate        Lehman Brothers
                              Tax-Free*            Municipal Bond Index

         6/30/87                  9,650                  10,000
         6/30/88                 10,398                  10,741
         6/30/89                 11,829                  11,964
         6/30/90                 12,471                  12,780
         6/30/91                 13,506                  13,931
         6/30/92                 15,020                  15,573
         6/30/93                 16,674                  17,436
         6/30/94                 16,572                  17,466
         6/30/95                 17,727                  19,006
         6/30/96                 18,444                  20,268
         6/30/97                 19,531                  21,945



-     Pioneer Intermediate Tax-Free Fund*

- -   Lehman Brothers Municipal Bond Index

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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Pioneer Intermediate Tax-Free Fund

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PERFORMANCE UPDATE 6/30/97                                        CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions

Net Asset Value
per Share                     6/30/97     12/31/96
                              $10.29      $10.31

Distributions per Share       Income      Short-Term       Long-Term
(12/31/96 - 6/30/97)          Dividends   Capital Gains    Capital Gains
                              $0.186          --                --

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Intermediate Tax-Free Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

 Average Annual Total Returns
 (As of June 30, 1997)

                 If      If
Period          Held   Redeemed*
Life-of-Fund    4.61%   4.33%
(4/29/94)
1 Year          5.11    2.11

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 3% declines over four years.

                               Growth of $10,000

           Date         Pioneer Intermediate         Lehman Brothers
                              Tax-Free*            Municipal Bond Index

         4/30/94                 10,000                  10,000
         6/30/94                 10,038                  10,025
         9/30/94                 10,046                  10,094
        12/31/94                  9,851                   9,949
         3/31/95                 10,420                  10,653
         6/30/95                 10,636                  10,910
         9/30/95                 10,832                  11,224
        12/31/95                 11,102                  11,686
         3/31/96                 10,980                  11,546
         6/30/96                 10,976                  11,634
         9/30/96                 11,133                  11,901
        12/31/96                 11,351                  12,204
         3/31/97                 11,255                  12,176
         6/30/97                 11,437                  12,597


-     Pioneer Intermediate Tax-Free Fund*

- -   Lehman Brothers Municipal Bond Index

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Intermediate Tax-Free Fund

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PERFORMANCE UPDATE 6/30/97                                        CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                     6/30/97     12/31/96
                              $10.29      $10.29

Distributions per Share       Income      Short-Term       Long-Term
(12/31/96 - 6/30/97)          Dividends   Capital Gains    Capital Gains
                              $0.168           --              --

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Intermediate Tax-Free Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

 Average Annual Total Returns
     (As of June 30, 1997)
               If       If
Period        Held   Redeemed*
Life-of-Fund  2.03%    2.03%
(1/31/96)
1 Year        4.89     4.89

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

                               Growth of $10,000

           Date         Pioneer Intermediate         Lehman Brothers
                              Tax-Free*            Municipal Bond Index

         1/31/96                 10,000                  10,000
         2/29/96                  9,964                   9,932
         3/31/96                  9,813                   9,805
         4/30/96                  9,786                   9,777
         5/31/96                  9,759                   9,774
         6/30/96                  9,809                   9,880
         7/31/96                  9,889                   9,969
         8/31/96                  9,872                   9,967
         9/30/96                  9,930                  10,107
        10/31/96                 10,026                  10,221
        11/30/96                 10,172                  10,408
        12/31/96                 10,122                  10,364
         1/31/97                 10,130                  10,384
         2/28/97                 10,187                  10,479
         3/31/97                 10,037                  10,340
         4/30/97                 10,074                  10,427
         5/31/97                 10,202                  10,584
         6/30/97                 10,289                  10,697

-     Pioneer Intermediate Tax-Free Fund*

- -   Lehman Brothers Municipal Bond Index

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Intermediate Tax-Free Fund

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PORTFOLIO MANAGEMENT DISCUSSION 6/30/97
--------------------------------------------------------------------------------

The first half of Pioneer Intermediate Tax-Free Fund's 11th fiscal year came to a close on June 30, 1997. The bond market was resilient over the past six months, recovering from several episodes of investor nervousness and repeatedly regaining lost ground. While the bond market's performance was mixed, your Fund's overall results were positive.

For this report, we offer a discussion with portfolio manager Kathleen D. McClaskey. She heads up the investment team responsible for the day-to-day management of Pioneer Intermediate Tax-Free Fund, and has been with Pioneer for 11 years.

How did the Fund perform over the past six months?

The Fund was competitive, especially considering the varied conditions in the municipal bond market. The Fund continued to meet its objective of providing income exempt from regular federal income tax, with a portfolio that has a weighted average maturity of 10 years or less. Shareowners received monthly dividends, and the Fund offered a tax-free 30-day SEC yield of 3.75% at the end of the period. This is equivalent to a taxable yield of 6.21% for investors in the maximum 39.6% income tax bracket.

The Fund generated a six-month total return of 2.00% for Class A Shares, 1.63% for Class B Shares and 1.66% for Class C Shares. The Fund's conservative positioning resulted in slightly lower returns than the 2.50% average for the 139 funds in Lipper Analytical Services' Intermediate Municipal Debt category. (Returns do not reflect sales charges.)

What happened in the bond market in the first six months of 1997?

Investor expectations shaped the market - almost more than actual events. Concern about the pace of economic growth, inflation, changes in interest rates and the volatility in the stock market kept many bond investors on their toes. Tax-free bond investors also had the possibility of "flat tax" legislation holding their attention. Throughout the period, however, inflation remained contained despite continued economic expansion, interest rates generally were low and the push for a flat tax went away.

Pioneer Intermediate Tax-Free Fund

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--------------------------------------------------------------------------------

We entered 1997 with bond prices falling. By February, the bond market had recovered ground lost in January. The economy showed substantial growth in the first quarter of 1997, and the Federal Reserve increased short-term interest rates one-quarter of a percentage point (0.25%) on March 25. The rate hike didn't have a significant or lasting effect. Because investors acted in advance of the Fed's much-discussed move, bond prices had already moved down, sending yields up. Bond prices resumed their ascent in April, finishing higher in June. As the period closed, the Fed was continuing its "wait and see" attitude.

Tax-free bonds outperformed most sectors of the bond market over the six-month period, but intermediate municipal bonds didn't perform as well as those with longer maturities. While municipal bond prices rose and fell in a similar pattern to U.S. government issues, their movements were not as pronounced. With the exception of short-term issues, the supply of tax-free bonds was lower than usual during the period. Normally, this "tightening" of supply would have driven up prices. Unfortunately, though, demand for munis languished. Investors, probably still feeling the hangover of proposed tax reform, found other places for their money. As a result, municipal bond investors were hesitant to sell, as there were fewer better issues to buy.

Against this backdrop, what kind of changes did you make to the portfolio?

We adjusted the Fund's maturity profile as interest rates inched up and down. The portfolio focuses on intermediate- and shorter-term issues, which helps make it less volatile than funds that emphasize long-term bonds. Last December 31, portfolio holdings had an average effective life of 8.06 years; they were only slightly longer, 8.68 years, as of June 30. (Effective maturity takes into account the time left until a bond matures or can be called on demand by the issuer, whichever is sooner.)

Over the six months, we decreased the Fund's concentration in securities with shorter maturities (2-7 years) from 32% to 25%, while increasing the allocation to bonds with somewhat longer maturities (7-15 years) from 55% to 62%, favoring them for their stronger income stream and potential

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/97                              (continued)
--------------------------------------------------------------------------------

for price appreciation. Recently, we increased the Fund's maturity to take a more aggressive stance, since we think interest rates will probably be stable or falling in the near term.

We kept the Fund's diversification fairly consistent over the period, although we did make some adjustments. We added to education bonds, lifting them from 6.2% to 9.2% of the portfolio. We also increased holdings in transportation bonds from 9.7% to 13.3%. We substantially reduced the Fund's holdings in escrowed bonds from 18.4 to 12.0%, and reduced housing bonds from 5.0% to 2.4%.

Insured bonds comprised 19.7% of the portfolio as of June 30, the largest percentage to date. Today, more and more municipal bonds are insured. This means your Fund will receive interest and principal payments on time and in full, even if the issuer of the debt is unable to pay as scheduled. (This guarantee does not extend to the price or yield of Fund shares.) Rating agencies, such as Standard & Poor's or Moody's, grant bonds covered by major insurers their highest rating, AAA and Aaa, respectively. The average quality rating of Fund holdings was AA on June 30, the same as throughout the period.

What's your outlook going forward?

We have a positive outlook for bonds, so currently we are increasing the portfolio's duration. (Duration measures a bond fund's sensitivity to interest rates.) The economy and markets seem to be moving forward with an "all news is good news" attitude. There are indications that inflation will likely remain contained, with interest rates staying near their current range. This would be good for almost all bond investors.

We don't foresee any major increase in the supply of municipal bonds; however, we are optimistic about an increase in demand as the threat of a flat tax dissipates and inevitable stock market downturns bring more investors to the municipal bond market. We'll continue to focus on credit analysis and strategic bond selection, and we believe the Fund's emphasis on high-quality, intermediate-term bonds can help us continue to reward investors with tax-free current income and solid total returns.

Pioneer Intermediate Tax-Free Fund

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SCHEDULE OF INVESTMENTS 6/30/97
--------------------------------------------------------------------------------

               S&P/
             Moody's
Principal    Ratings
 Amount    (Unaudited)                                                         Value
                          INVESTMENTS IN SECURITIES - 99.4%
                          TAX-EXEMPTED OBLIGATIONS - 99.4%
                          Arizona - 6.3%
$1,000,000   AA/Aa        Arizona Transportation Board Highway Revenue,
                           6.0%, 2008                                        $1,094,480
 1,000,000   AA-/Aa       Phoenix Civic Improvement Corporation
                           Water Revenue, 6.5%, 2006                          1,121,540
 1,000,000   AA/Aa        Salt River Agricultural Improvement and
                           Power District Arizona, 5.75%, 2007                1,067,880
 1,000,000   A+/A1        Tucson Water Revenue, 5.5%, 2014                    1,009,920
                                                                             ----------
                                                                             $4,293,820
                                                                             ----------

                          Connecticut - 3.9%
 1,000,000   AA-/Aa3      Connecticut State General Obligation, 6.0%, 2004   $1,080,950
 1,500,000   AAA/Aaa      Connecticut State Special Tax Obligation Revenue
                           MBIA Insured, 6.0%, 2006                           1,628,415
                                                                             ----------
                                                                             $2,709,365
                                                                             ----------

                          District of Columbia - 0.8%
   500,000   A+/A1        Georgetown University General Obligation,
                           8.125%, 2008                                      $  523,805
                                                                             ----------

                          Delaware - 1.5%
 1,000,000   AA/A1        Delaware Transportation Authority,
                           Revenue, 5.2%, 2001                               $1,028,330
                                                                             ----------

                          Florida - 3.1%
 1,000,000   AA/Aa        Gainesville Utilities Revenue, 5.75%, 2006         $1,069,450
 1,000,000   AA/Aa1       Orlando Utilities Commission Water & Electric
                           Revenue, 5.6%, 2003                                1,055,390
                                                                             $2,124,840
                                                                             ----------

                          Georgia - 6.1%
 1,000,000   AAA/Aaa      Atlanta, Airport Facilities Revenue,
                           AMBAC Insured, 6.25%, 2005+                       $1,089,800
 1,500,000   AA+/Aaa      Georgia State General Obligation, 5.5%, 2006        1,584,435


               The accompanying footnotes are an integral part of
                           these financial statements.                         9

Pioneer Intermediate Tax-Free Fund

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SCHEDULE OF INVESTMENTS 6/30/97                                      (continued)
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
               S&P/
             Moody's
Principal    Ratings
 Amount    (Unaudited)                                                         Value
                          Georgia - (continued)
$  400,000   A/A3         Municipal Electric Authority of Georgia Special
                           Obligation Revenue, 7.65%, 2003                      414,488
 1,000,000   A/A3         Municipal Electric Authority of Georgia
                           Power Revenue, 6.2%, 2010                          1,076,770
                                                                             ----------
                                                                             $4,165,493
                                                                             ----------

                          Illinois - 4.6%
 1,000,000   A+/A1        Illinois State Toll Highway Authority Revenue,
                           6.3%, 2012                                        $1,089,710
 1,000,000   AA/Aa1       Illinois Education Facilities Authority Revenue,
                           Northwestern University, 5.5%, 2013                1,005,330
 1,000,000   A+/A2        Metropolitan Pier & Exposition Authority,
                           Sales Tax Revenue, 5.75%, 2002                     1,049,990
                                                                             ----------
                                                                             $3,145,030
                                                                             ----------

                          Indiana - 7.4%
 1,500,000   AAA/Aaa      Indiana Municipal Power Agency, Revenue
                           MBIA Insured, 6.0%, 2012                          $1,610,055
   750,000   A/NR         Indiana Municipal Power Agency, Power Supply
                           System Revenue, 7.1%, Prerefunded, 2000*             812,250
   500,000   A+/A1        Indiana Transportation Finance Authority Highway
                           Revenue, 8.0%, Prerefunded, 1998*                    528,035
 1,000,000   AAA/Aaa      Indiana University, Revenue
                           MBIA Insured, 5.8%, 2010                           1,057,840
 1,000,000   AA-/Aa2      Purdue University, Indiana, Revenue
                           5.75%, 2004                                        1,060,810
                                                                             ----------
                                                                             $5,068,990
                                                                             ----------

                          Kansas - 2.4%
 1,500,000   AA/Aa        Kansas Department of Transportation Highway
                           Revenue, 6.125%, 2009                             $1,653,780
                                                                             ----------

                          Kentucky - 2.7%
 1,000,000   AAA/Aaa      Kentucky Turnpike Authority Revenue,
                           AMBAC Insured, 5.25%, 2005                        $1,030,950
   750,000   AAA/A1       Lexington-Fayette Urban County Government
                           Revenue, 7.0%, 2006                                  819,428
                                                                             ----------
                                                                             $1,850,378
                                                                             ----------


10             The accompanying footnotes are an integral part of
                          these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               S&P/
             Moody's
Principal    Ratings
 Amount    (Unaudited)                                                         Value
                          Maine - 3.9%
$1,500,000   AA+/Aa3      Maine State General Obligation, 5.375%, 2006       $1,558,350
 1,000,000   AAA/Aaa      Maine State Turnpike Authority Revenue,
                           6.0%, 2005                                         1,078,270
                                                                             ----------
                                                                             $2,636,620
                                                                             ----------

                          Maryland - 4.5%
 1,500,000   NR/Aa2       Maryland Community Development Administration,
                           Single Family Mortgage Revenue, 5.95%, 2006       $1,535,160
 1,500,000   AA+/Aa3      University of Maryland Revenue, 5.4%, 2006          1,561,410
                                                                             ----------
                                                                             $3,096,570
                                                                             ----------

                          Massachusetts - 4.6%
 1,000,000   A+/A1        Massachusetts Bay Transportation Authority
                           Revenue, 5.5%, 2009                               $1,033,000
 1,000,000   AAA/Aaa      Massachusetts State General Obligation,
                           5.5%, 2003                                         1,047,190
 1,000,000   AAA/Aaa      Massachusetts Water Pollution Abatement Trust
                           Sewer Revenue, 6.0%, 2007                          1,091,290
                                                                             ----------
                                                                             $3,171,480
                                                                             ----------

                          Michigan - 5.5%
 1,500,000   AAA/Aaa      Detroit City School District General Obligation,
                           AMBAC Insured, 6.5%, 2008                         $1,683,675
 1,000,000   AA-/A1       Michigan State Trunk Line Fuel Sales Tax Revenue,
                           Series A, 5.625%, 2003                             1,052,850
 1,000,000   AA-/A1       Michigan State Trunk Line Fuel Sales Tax Revenue,
                           Series B, 5.625%, 2003                             1,052,850
                                                                             ----------
                                                                             $3,789,375
                                                                             ----------

                          Minnesota - 4.1%
   750,000   AAA/Aaa      Minnesota Public Facilities Authority Water
                           Pollution Control Revenue, 7.0%, Prerefunded,
                           1999*                                             $  798,877
 1,000,000   AAA/Aaa      Minnesota Public Facilities Authority Water
                           Pollution Control Revenue, 5.0%, 2006              1,016,820
 1,000,000   AA/Aa3       University of Minnesota Revenue, 5.75%, 2018        1,034,710
                                                                             ----------
                                                                             $2,850,407
                                                                             ----------


               The accompanying footnotes are an integral part of
                           these financial statements.                        11

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/97                                      (continued)
--------------------------------------------------------------------------------

               S&P/
             Moody's
Principal    Ratings
 Amount    (Unaudited)                                                         Value
                          Nebraska - 1.6%
$1,000,000   AAA/NR       Omaha Public Power District Electric System
                           Revenue, 6.5%, Prerefunded, 2002*                 $1,095,970
                                                                             ----------

                          Nevada - 0.1%
    70,000   AA/Aa2       Nevada Housing Division Single Family Program
                           Revenue, 8.0%, 2009                               $   71,629
                                                                             ----------

                          New Hampshire - 0.8%
   500,000   AAA/Aaa      New Hampshire Turnpike System Revenue,
                           7.375%, Prerefunded, 2000*                        $  548,775
                                                                             ----------

                          New Jersey - 4.4%
 1,000,000   AA/Aa3       New Jersey Wastewater Treatment Trust Sewer
                           Revenue, 6.5%, 2006                               $1,120,080
   750,000   AA-/Aaa      New Jersey Highway Authority, Garden State
                           Parkway Senior Revenue, 7.25%,
                           Prerefunded, 1999*                                   798,547
 1,000,000   AA+/Aa1      State of New Jersey Sales Tax
                           General Obligation, 5.8%, 2007                     1,077,890
                                                                             $2,996,517
                                                                             ----------

                          New Mexico - 1.4%
 1,000,000   AA/Aa        Bernalillo County, Gross Receipts,
                           Tax Revenue, 5.0%, 2013                           $  972,310
                                                                             ----------

                          New York - 1.5%
 1,000,000   A/A3         New York State Local Assistance, 5.5%, 2017        $1,002,300
                                                                             ----------

                          Ohio - 1.6%
 1,000,000   AAA/Aaa      Ohio State Water Development Authority,
                           AMBAC Insured, 6.0%, 2006                         $1,086,090
                                                                             ----------

                          Oklahoma - 2.3%
 1,500,000   A-/A         Grand River Dam Authority, Electric Revenue,
                           5.75%, 2006                                       $1,592,280
                                                                             ----------

                          Pennsylvania - 5.5%
 1,500,000   AA-/A1       Pennsylvania State General Obligation,
                           6.25%, 2010                                       $1,650,495


12             The accompanying footnotes are an integral part of
                           these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               S&P/
             Moody's
Principal    Ratings
 Amount    (Unaudited)                                                         Value
                          Pennsylvania - (continued)
$1,000,000   A-/NR        Pennsylvania Industrial Development Authority
                           Revenue, 7.0%, Prerefunded, 2001*                  1,108,160
 1,000,000   A/A1         Pennsylvania State Turnpike Commission Highway
                           Revenue, 5.45%, 2002                               1,040,320
                                                                             ----------
                                                                             $3,798,975
                                                                             ----------

                          Puerto Rico - 1.6%
 1,000,000   AAA/Aaa      University of Puerto Rico
                           Revenue, MBIA Insured, 6.25%, 2008                $1,114,860
                                                                             ----------

                          South Carolina - 4.7%
 1,000,000   AA/Aa        Columbia Waterworks & Sewer System,
                           5.5%, 2009                                        $1,044,420
 1,000,000   AA/Aa1       Greenville Waterworks Revenue, 6.0%, 2008           1,086,520
 1,000,000   AAA/Aaa      South Carolina General Obligation
                           5.75%, 2003                                       $1,065,860
                                                                             ----------
                                                                             $3,196,800
                                                                             ----------

                          Texas - 7.0%
 1,000,000   A/A3         Houston, Water & Sewer System
                           Revenue, 5.4%, 2000                               $1,029,790
   750,000   AAA/Aaa      San Antonio Prior Lien Water
                           Revenue, 7.125%, Prerefunded, 1999*                  799,703
 1,500,000   AA/Aa2       State of Texas General Obligation, 5.8%, 2004       1,605,045
 1,000,000   AAA/Aaa      Texas Municipal Power Agency Revenue
                           MBIA Insured, 5.5%, 2010                           1,035,030
   250,000   AAA/Aaa      University of Texas Permanent University Fund,
                           Escrowed to Maturity in Government
                           Securities, 8.0%, 2004                               299,240
                                                                             ----------
                                                                             $4,768,808
                                                                             ----------

                          Utah - 0.1%
    40,000   AA/Aa        Utah Housing Finance Agency,
                           Single Family Mortgage Purchase Revenue,
                           7.3%, 2003+                                       $   40,378
                                                                             ----------


               The accompanying footnotes are an integral part of
                           these financial statements.                        13

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/97                                      (continued)
--------------------------------------------------------------------------------

               S&P/
             Moody's
Principal    Ratings
 Amount    (Unaudited)                                                         Value
                          Vermont - 0.8%
$  500,000   AAA/Aaa      Vermont Municipal Bond Bank, 7.9%,
                           Prerefunded, 1998*                                $   536,170
                                                                             -----------

                          Virginia - 1.5%
 1,000,000   AA/Aa        Virginia Public School Authority Revenue,
                           5.4%, 2004                                        $ 1,043,900
                                                                             -----------

                          Washington - 1.6%
 1,000,000   AA/Aa1       State of Washington General Obligation,
                           6.0%, 2002                                        $ 1,064,470
                                                                             -----------

                          Wisconsin - 1.5%
 1,000,000   AA/Aa2       State of Wisconsin General Obligation,
                           5.5%, 2001                                        $ 1,038,380
                                                                             -----------

                          TOTAL INVESTMENT IN SECURITIES - 99.4%
                          (Cost $65,912,317)                                 $68,076,895
                                                                             -----------

                          TEMPORARY CASH INVESTMENT - 0.6%
   400,000                Uinta County, Wyoming, Pollution
                           Control Revenue, Chevron Corporation
                           Guarantee, 3.5%, 2020**                           $   400,000
                                                                             -----------
                          TOTAL TEMPORARY CASH INVESTMENT - 0.6%
                          (Cost $400,000)                                    $   400,000
                                                                             -----------
                          TOTAL INVESTMENT IN SECURITIES AND
                          TEMPORARY CASH INVESTMENT - 100%
                          (Cost $66,312,317)(a)(b)(c)                        $68,476,895
                                                                             ===========


14             The accompanying footnotes are an integral part of
                           these financial statements.

  Pioneer Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NR    Not rated.
* Prerefunded bond has been collateralized by U.S. Treasury securities which are held in escrow and used to pay principal and interest in the tax-exempt issue and to retire the bond in full at the earliest refunding date.
** Security with daily "put" feature with resetting interest rates. Coupon rate disclosed is as of June 30, 1997.
+     A portion of the bond was called on July 1, 1997.
(a)   The concentration of securities, by type of obligation/market sector, is as follows:
      General Obligation                                                 17.2%
      Escrowed in U.S. Government Securities                             12.0
      Revenue Bonds:
        Education                                                         9.2
        Housing                                                           2.4
        Insured                                                          19.8
        Pollution Control                                                 3.1
        Power                                                             9.2
        Sales Tax                                                         4.4
        Transportation                                                   13.3
        Water                                                             9.4

(b)   At June 30, 1997, the net unrealized gain on investments
      based on cost for federal income tax purposes
      of $66,312,317 was as follows:
      Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost           $    2,188,446
      Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value                  (23,868)
                                                                 ---------------
      Net unrealized gain                                        $    2,164,578
                                                                 ===============

(c) At December 31, 1996, the Fund had a capital loss carryforward of $503,818, which will expire between 2002 and 2003 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1997 aggregated $16,388,900 and $23,736,433, respectively.


                The accompanying footnotes are an integral part
                        of these financial statements.                        15

Pioneer Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
BALANCE SHEET 6/30/97
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (including temporary cash
   investment of $400,000) (cost $66,312,317)                     $  68,476,895
   Receivables -
      Fund shares sold                                                   59,667
      Interest                                                        1,162,146
   Other                                                                    379
                                                                  --------------
         Total assets                                             $  69,699,087
                                                                  --------------
LIABILITIES:
   Payables -
      Fund shares repurchased                                     $         250
      Dividends                                                          90,809
      Due to bank                                                        50,675
   Due to affiliates                                                     75,639
   Accrued expenses                                                      27,418
                                                                  --------------
         Total liabilities                                        $     244,791
                                                                  --------------
NET ASSETS:
   Paid-in capital                                                $  67,235,170
   Distributions in excess of net investment income                     (16,607)
   Accumulated net realized gain on investments                          71,155
   Net unrealized gain on investments                                 2,164,578
                                                                  --------------
         Total net assets                                         $  69,454,296
                                                                  ==============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
   Class A (based on $66,479,069/6,478,848 shares)                $       10.26
                                                                  ==============
   Class B (based on $2,759,594/268,207 shares)                   $       10.29
                                                                  ==============
   Class C (based on $215,633/20,957 shares)                      $       10.29
                                                                  ==============
MAXIMUM OFFERING PRICE:
   Class A                                                        $       10.63
                                                                  ==============


                The accompanying footnotes are an integral part
16                      of these financial statements.

Pioneer Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/97

INVESTMENT INCOME:
   Interest                                                        $  1,903,875
                                                                   ------------
EXPENSES:
   Management fees                                 $    177,479
   Transfer agent fees
      Class A                                            39,581
      Class B                                             2,515
      Class C                                               265
   Distribution fees
      Class A                                            80,166
      Class B                                            14,033
      Class C                                             1,033
   Accounting                                            46,500
   Custodian fees                                        10,220
   Registration fees                                     18,680
   Professional fees                                      8,780
   Printing                                               6,050
   Fees and expenses of nonaffiliated trustees            7,372
   Miscellaneous                                         10,100
                                                    ------------
      Total expenses                                               $    422,774
      Less management fees waived by
         Pioneering Management Corporation                              (44,653)
      Less fees paid indirectly                                         (11,177)
                                                                   ------------
      Net expenses                                                 $    366,944
                                                                   ------------
         Net investment income                                     $  1,536,931
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                $    574,973
   Change in net unrealized gain on investments                        (667,173)
                                                                   ------------
      Net loss on investments                                      $    (92,200)
                                                                   ------------
      Net increase in net assets resulting from operations         $  1,444,731
                                                                   ============


                The accompanying footnotes are an integral part
                        of these financial statements.                        17

Pioneer Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/97 and the Year Ended 12/31/96

                                                                    Six Months Ended  Year Ended
FROM OPERATIONS:                                                         6/30/97       12/31/96
Net investment income                                                $  1,536,931   $  3,540,782
Net realized gain on investments                                          574,973        196,137
Change in net unrealized gain on investments                             (667,173)    (1,494,178)
                                                                     ------------   -------------
     Net increase in net assets resulting from operations            $  1,444,731   $  2,242,741
                                                                     ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ($0.22 and $0.47 per share, respectively)                 $ (1,483,233)  $ (3,461,175)
   Class B ($0.18 and $0.38 per share, respectively)                      (50,065)      (105,009)
   Class C ($0.17 and $0.33 per share, respectively)                       (3,439)        (6,042)
In excess of net investment income:
   Class A ($0.00 and $0.00 per share, respectively)                      (15,201)        (5,392)
   Class B ($0.01 and $0.01 per share, respectively)                       (1,600)          (238)
                                                                     ------------   -------------
     Total distributions to shareholders                             $ (1,553,538)  $ (3,577,856)
                                                                     ------------   -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $  1,423,220   $  8,160,271
Reinvestment of distributions                                             966,972      2,196,836
Cost of shares repurchased                                             (9,279,625)   (14,554,121)
                                                                     ------------   -------------
   Net decrease in net assets resulting from
     fund share transactions                                         $ (6,889,433)  $ (4,197,014)
                                                                     ------------   -------------
   Net decrease in net assets                                        $ (6,998,240)  $ (5,532,129)
NET ASSETS:
Beginning of period                                                    76,452,536     81,984,665
                                                                     ------------   -------------
End of period (including distributions in excess of
   net investment income of $16,607 and $0, respectively)            $ 69,454,296   $ 76,452,536
                                                                     ============   ============

CLASS A                               '97 Shares       '97 Amount      '96 Shares     '96 Amount
Shares sold                             104,713       $ 1,072,199         678,298   $  6,961,860
Reinvestment of distributions            91,106           929,103         206,717      2,116,538
Less shares repurchased                (859,150)       (8,802,058)     (1,352,057)   (13,837,542)
                                    ------------      ------------    ------------  -------------
   Net decrease                        (663,331)      $(6,800,756)       (467,042)  $ (4,759,144)
                                    ============      ============    ============  =============
CLASS B
Shares sold                              33,579       $   340,190          95,563   $    984,982
Reinvestment of distributions             3,378            34,549           7,217         74,044
Less shares repurchased                 (46,650)         (477,461)        (68,872)      (701,579)
                                    ------------      ------------    ------------  -------------
   Net increase (decrease)               (9,693)      $  (102,722)         33,908   $    357,447
                                    ============      ============    ============  =============
CLASS C*

Shares sold                               1,045       $    10,831          20,459   $    213,429
Reinvestment of distributions               325             3,320             611          6,254
Less shares repurchased                     (11)             (106)         (1,472)       (15,000)
                                    ------------      ------------    ------------  -------------
   Net increase                           1,359       $    14,045          19,598   $    204,683
                                    ============      ============    ============  =============

* Class C shares were first publicly offered on January 31, 1996.


                The accompanying footnotes are an integral part
18                      of these financial statements.

Pioneer Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/97
--------------------------------------------------------------------------------

                                                               Six Months      Year       Year         Year        Year      Year
                                                                 Ended        Ended      Ended        Ended       Ended      Ended
CLASS A                                                         6/30/97     12/31/96   12/31/95    12/31/94(a)  12/31/93   12/31/92
Net asset value, beginning of period                           $  10.28     $  10.44   $    9.62    $   10.76   $  10.32   $  10.06
                                                               --------     --------   ---------    ---------   --------   --------
Increase (decrease) from investment operations:
   Net investment income                                       $   0.22     $   0.46   $    0.49    $    0.49   $   0.56   $   0.59
   Net realized and unrealized gain (loss) on investments         (0.02)       (0.15)       0.82         0.56       0.56       0.25
                                                               --------     --------   ---------    ---------   --------   --------
         Net increase (decrease) from investment operations    $   0.20     $   0.31   $    1.31    $   (0.64)  $   1.12   $   0.84
Distributions to shareholders:
   Net investment income                                       $  (0.22)       (0.47)      (0.49)       (0.49)     (0.56)     (0.58)
   Net realized gain                                                 --           --          --        (0.01)        --         --
                                                               --------     --------   ---------    ---------   --------   --------
Net increase (decrease) in net asset value                     $  (0.02)    $  (0.16)  $    0.82    $   (1.14)  $   0.44   $   0.26
                                                               --------     --------   ---------    ---------   --------   --------
Net asset value, end of period                                 $  10.26     $  10.28   $   10.44    $    9.62   $  10.76   $  10.32
                                                               ========     ========   =========    =========   ========   ========
Total return*                                                      2.00%        3.03%      13.80        (6.02)%    11.08%      8.65%
Ratio of net expenses to average net assets                        1.02%**+     1.03%+      1.02%+       1.00       0.85%      0.85%
Ratio of net investment income to average net assets               4.31%**+     4.47%+      4.77%+       4.89       5.23%      5.78%
Portfolio turnover rate                                              47%          34%         29%          39%        14%         4%
Net assets, end of period (in thousands)                       $ 66,479     $ 73,387   $  79,432    $  76,674   $ 82,907   $ 57,353
Ratios assuming no waiver of management fees and
   assumption of expenses by PMC and no reduction for
   fees paid indirectly: PMC and no reduction for fees paid
   indirectly:
      Net expenses                                                 1.14%**      1.14%       1.12%        1.22%      1.12%      1.27%
      Net investment income                                        4.19%**      4.36%       4.67%        4.67%      4.97%      5.36%
Ratios assuming waiver of management fees by
   PMC and reduction for fees paid indirectly:
      Net expenses                                                 1.00%**      1.00%        1.00%         --         --         --
      Net investment income                                        4.33%**      4.50%        4.79%         --         --         --

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.


                The accompanying footnotes are an integral part
19                      of these financial statements.

Pioneer Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/97
--------------------------------------------------------------------------------

                                                                  Six Months          Year          Year      4/29/94
                                                                     Ended            Ended         Ended        to
CLASS B                                                             6/30/97         12/31/96      12/31/95   12/31/94(a)
Net asset value, beginning of period                              $   10.31        $   10.46     $   9.65     $  10.07
                                                                  ----------       ----------    ---------    ---------
Increase (decrease) from investment operations:
   Net investment income                                          $    0.19        $    0.38     $   0.41     $   0.27
   Net realized and unrealized gain (loss) on investments             (0.02)           (0.15)        0.80        (0.42)
                                                                  ----------       ----------    ---------    ---------
   Net increase (decrease) from investment operations             $    0.17        $    0.23     $   1.21     $  (0.15)
Distributions to shareholders:
   Net investment income                                              (0.18)           (0.38)       (0.40)       (0.27)
   In excess of net investment income                                 (0.01)           (0.01)           -            -
                                                                  ----------       ----------    ---------    ---------
Net increase (decrease) in net asset value                        $   (0.02)       $   (0.15)    $   0.81     $  (0.42)
                                                                  ----------       ----------    ---------    ---------
Net asset value, end of period                                    $   10.29        $   10.31     $  10.46     $   9.65
                                                                  ==========       ==========    =========    =========
Total return*                                                          1.63%           2.25%        12.71%       (1.49)%
Ratio of net expenses to average net assets                            1.85%**+        1.81%+        1.86%+       1.84%**
Ratio of net investment income to average net assets                   3.48%**+        3.68%+        3.90%+       4.17%**
Portfolio turnover rate                                                  47%**           34%           29%          39%

Net assets, end of period (in thousands)                          $   2,760        $   2,864     $  2,553     $  1,529
Ratios assuming no waiver of management fees and
  assumption of expenses by PMC and no reduction for
  fees paid indirectly:
      Net expenses                                                     1.97%**         1.91%         1.96%        2.14%**
      Net investment income                                            3.36%**         3.58%         3.80%        3.87%**
Ratios assuming waiver of management fees by PMC and
  reduction for fees paid indirectly:
      Net expenses                                                     1.78%**         1.76%         1.82%           -
      Net investment income                                            3.55%**         3.73%         3.94%           -


(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.


                The accompanying footnotes are an integral part
20                      of these financial statements.

Pioneer Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/97
--------------------------------------------------------------------------------

                                                    Six Months
                                                       Ended       1/31/96 to
CLASS C                                               6/30/97       12/31/96

Net asset value, beginning of period                  $ 10.29       $ 10.51
                                                      -------       -------
Increase (decrease) from investment operations:

   Net investment income                              $  0.18       $  0.33
   Net realized and unrealized loss on investments      (0.01)        (0.21)
                                                      -------       -------
         Net increase from investment operations      $  0.17       $  0.12
Distributions to shareholders:
   Net investment income                                (0.17)        (0.33)
   In excess of net investment income                      --         (0.01)
                                                      -------       -------
Net decrease in net asset value                       $    --       $ (0.22)
                                                      -------       -------
Net asset value, end of period                        $ 10.29       $ 10.29
                                                      =======       =======
Total return*                                            1.66%         1.22%
Ratio of net expenses to average net assets              1.92%**+      1.97%**+
Ratio of net investment income to average net assets     3.41%**+      3.51%**+
Portfolio turnover rate                                    47%**         34%
Net assets, end of period (in thousands)              $   216       $   202
Ratios assuming no waiver of management fees and
   assumption of expenses by PMC and no reduction
   for fees paid indirectly:
     Net expenses                                        2.05%**       2.08%**
     Net investment income                               3.28%**       3.40%**
Ratios assuming waiver of management fees and
   assumption of expenses by PMC and reduction
   for fees paid indirectly:
     Net expenses                                        1.84%**       1.89%**
     Net investment income                               3.49%**       3.59%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

+     Ratio assuming no reduction for fees paid indirectly.


                The accompanying footnotes are an integral part
                        of these financial statements.                        21

Pioneer Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/97
--------------------------------------------------------------------------------

1.    Organization and Significant Accounting Policies

Pioneer Intermediate Tax-Free Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes.

The Fund offers three classes of shares - Class A, Class B, and Class C shares. Shares of Class A, Class B, and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded on trade date. Securities are valued based on valuations furnished by independent pricing services that utilize matrix systems. These matrix systems reflect such factors as security prices, yields, maturities, and ratings and are supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Market discount and premium are accreted or amortized daily on a straight-line basis. Original issue discount is accreted daily into interest income on a yield-to-maturity basis with a corresponding increase in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal tax provision is required.

      The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C.    Fund Shares

      The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $2,749 in underwriting commissions on the sale of the fund shares during the six months ended June 30, 1997.

D.    Class Allocations

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see
      Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to

Pioneer Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/97                                (continued)
--------------------------------------------------------------------------------

each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the average daily net assets.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.00% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 1997, $28,483 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $6,499 in transfer agent fees payable to PSC at June 30, 1997.


24
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Pioneer Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

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4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $40,657 in distribution fees payable to PFD at June 30, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 3.5%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended June 30, 1997, CDSCs in the amount of $3,197 were paid to PFD.

5. Expense Reductions

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 1997, the Fund's expenses were reduced by $11,177 under such arrangements.


                                                                              25
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Pioneer Intermediate Tax-Free Fund
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REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer Intermediate Tax-Free
Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Intermediate Tax-Free Fund, as of June 30, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Intermediate Tax-Free Fund as of June 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
August 1, 1997


26
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Pioneer Intermediate Tax-Free Fund

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TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees
John F. Cogan, Jr.
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

Officers
John F. Cogan, Jr., Chairman and
  President
David D. Tripple, Executive Vice President
Kathleen D. McClaskey, Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary


                                                                              27
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Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFoneSM

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

9O-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.


28
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Pioneer Intermediate Tax-Free Fund

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Automatic Exchange Program

A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)


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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call us:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                           1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                        1-800-225-4321

Retirement plans information                                1-800-622-0176

Telecommunications Device for the Deaf (TDD)                1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                           1-800-225-4240

Our Internet e-mail address                           ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneer funds.com

This report must be preceded or accompanied by a current Fund prospectus.

[LOGO] Pioneer Funds Distributor, Inc.
       60 State Street
       Boston, Massachusetts  02109

       0897-4365
(C)    Pioneer Funds Distributor, Inc.
[LOGO] Printed on Recycled Paper